                                                                    EXHIBIT 99.1

[BAYVIEW CAPITAL CORPORATION]                   NEWS RELEASE
                                                NYSE:      BVC
                                                Web Site: www.bayviewcapital.com
                                                Contact:  John Okubo
                                                (650) 312-7393

FOR IMMEDIATE RELEASE

July 22, 2003

--------------------------------------------------------------------------------
BAY VIEW CAPITAL CORPORATION ANNOUNCES SECOND QUARTER NET ASSETS IN LIQUIDATION
--------------------------------------------------------------------------------

     SAN MATEO, CALIFORNIA - Bay View Capital Corporation (the "Company") today reported net assets in liquidation of $409.9 million, or $6.37 in net assets in liquidation per outstanding share at June 30, 2003 as compared to $411.0 million, or $6.41 in net assets in liquidation per outstanding share at March 31, 2003. During the third quarter of 2002, the Company adopted liquidation basis accounting as a result of its stockholders' approval of a plan of dissolution and stockholder liquidity and subsequent completion of the sale of its retail banking assets to U.S. Bank, N.A. In accordance with accounting principles generally accepted in the United States of America, under the liquidation basis of accounting, the Company is now reporting the value of, and the changes in, net assets available for distribution to stockholders ("net assets in liquidation") instead of results from continuing operations.

     The second quarter decrease in net assets in liquidation was primarily the result of dividends paid on the Capital Securities which was in excess of income from operations. The proceeds from stock options and warrants exercised during the quarter totaled $0.6 million as compared to $2.6 million during the first quarter. Net income from operations was $0.6 million for both the second quarter and the first quarter of 2003.

     The net income from operations for the second quarter consisted of $0.7 million of pre-tax income from operations, $0.9 million of net charges for liquidation valuation adjustments which were largely attributable to writedowns on the auto lease and liquidating loan portfolios, and a tax benefit of $0.8 million.

     "Despite the $0.9 million of charges for the liquidation valuation adjustments and a challenging business and economic environment, our second quarter results were better than plan," commented John Okubo, CFO of Bay View Capital Corporation. "This was largely attributable to better yield on our liquidating loan portfolio which resulted in favorable interest income."

     A comparison of pro-forma net assets in liquidation, adjusted for estimated after-tax earnings from the Company's remaining operations and an estimated after-tax gain on Bay View Acceptance Corporation ("BVAC"), the Company's auto finance company, is set forth below. This pro-forma measure contains projections of future earnings and the after-tax gain in BVAC, and is a non-GAAP measure. The Company believes this is a more comprehensive measure of the economic value of the Company's net assets in liquidation.

                                                                   ---------------------------    ---------------------------
                                                                          AT JUNE 30, 2003              AT MARCH 31, 2003
                                                                   ---------------------------    ---------------------------
                                                                        TOTAL                         TOTAL
                                                                   (IN MILLIONS)     PER SHARE    (IN MILLIONS)     PER SHARE
                                                                   ---------------------------    ---------------------------
Net assets in liquidation - GAAP measure                              $ 409.9         $  6.37        $ 411.0         $  6.41
Estimated deferred gain on auto finance business (1)                     12.8            0.20           12.8            0.20
Estimated after-tax earnings from remaining operations (2) (3)           12.0            0.19           10.5            0.16
                                                                      -------         -------        -------         -------
Pro-forma net assets in liquidation - Non-GAAP measure (4)            $ 434.7         $  6.76        $ 434.3         $  6.77
Maximum potential dilution due to exercise of stock options              12.3           (0.03)          13.0           (0.04)
                                                                      -------         -------        -------         -------
Pro-forma net assets in liquidation with maximum dilution (5)         $ 447.0         $  6.73        $ 447.3         $  6.73
                                                                      =======         =======        =======         =======


(1) Amounts represent the estimated deferred after-tax gain attributable to BVAC. The actual after-tax gain that may be realized may differ.

(2) Amounts represent the future after-tax operating income estimated to be produced by BVAC for the Company's remaining period of ownership, currently projected to be through September 30, 2005, net of the results from the other remaining operations in liquidation. The actual period of the Company's remaining ownership, the actual operating income and actual net after-tax operating income produced by the business may differ.

(3) Estimated after-tax earnings from remaining operations presented reflect the estimate of operating results from June 30, 2003 through September 30, 2005 and March 31, 2003 through September 30, 2005, respectively.

(4) Per share amounts based on 64,351,924 and 64,120,863 diluted common shares in liquidation at June 30, 2003 and March 31, 2003, respectively.

(5) Per share amounts, assuming maximum dilution, based on 66,455,208 and 66,505,208 diluted common shares in liquidation at June 30, 2003 and March 31, 2003, respectively.

     At June 30, 2003, total assets were $593 million as compared to $595 million at March 31, 2003 and $876 million at December 31, 2002. The Company continues to have significant liquidity. At June 30, 2003, cash and cash equivalents totaled $82.6 million.

     During the quarter, the Company received $19.2 million of loan repayments in its liquidating loan portfolio. These loan repayments were comprised of $9.6 million of asset-based loans, $5.8 million of syndicated loans and $3.8 million of other loans. At June 30, 2003, the Company's remaining investment in loans to be liquidated was reduced to $49.2 million from $73.8 million at March 31, 2003.

     Total nonperforming assets, net of mark-to-market valuation adjustments declined to $19.8 million at June 30, 2003 from $22.0 million at March 31, 2003. Franchise related nonperforming assets declined to $15.9 million at June 30, 2003 from $17.5 million at March 31, 2003.

     Total loans and leases delinquent 60 days or more at June 30, 2003 also declined - to $2.8 million from $8.3 million at March 31, 2003. Delinquent franchise related loans were $1.9 million at June 30, 2003 as compared to $6.8 million at March 31, 2003. During the quarter, we transferred $5.9 million of nonperforming franchise loans to real estate owned and recognized a loss of $0.5 million.

     BVAC purchased $73.6 million of auto installment contracts on new and used vehicles for the quarter, compared to $71.6 million for the first quarter of 2003. Second quarter purchases were slightly below expectations. During the quarter, auto manufacturers continued to offer sales incentives, including below-market auto financing programs, at a record pace.

     Second quarter purchases consisted of 2,621 contracts with weighted average contract rates of 8.50% and weighted average FICO scores of 730. At June 30, 2003, BVAC was servicing 33,700 contracts representing $590 million as compared to 35,200 contracts representing $602 million at March 31, 2003.

     During the quarter, BVAC completed a study of its loan production and servicing operations, and identified a number of opportunities to increase efficiencies without compromising existing underwriting and servicing standards. To this end, the Chicago and Houston loan production offices are being consolidated into the Covina, California office. In addition, BVAC is reducing the size of its loan servicing and collections staff while expanding its lending operations from five to seven days per week. Headcount, which was 141 full-time equivalent employees at June 30, 2003, is expected to be reduced to approximately 110 by September 30, 2003. As a result of this restructuring, BVAC anticipates reducing operating expenses by $1.5 million on an annualized pre-tax basis. Second quarter results include a pre-tax charge of $675 thousand for the costs of the restructuring.

     As previously announced, BVAC closed a $250 million revolving receivables warehouse credit facility during the quarter. The facility, provided by Sheffield Receivables Corporation, an asset-backed commercial paper vehicle sponsored by Barclays Bank, PLC, will be used to fund BVAC's purchases and warehousing of installment contracts. Borrowings will be repaid with the proceeds from securitizations or sales of installment contracts. During the third quarter, BVAC anticipates closing its first securitization of 2003 with an offering of approximately $200 million.

     On June 30, 2003, Bay View Bank, N.A. (the "Bank"), a wholly-owned subsidiary of the Company, commenced a Plan of Dissolution and Liquidation under which the Bank will sell all of its assets, satisfy or discharge all of its known and currently due and payable liabilities and distribute the remaining proceeds to the Company, the Bank's sole shareholder. Under this plan, persons that may have claims that are not currently due and payable or are otherwise contingent will have such claims satisfied or discharged by the Bank or such claims will be assigned to and assumed by the Company. The dissolution and liquidation of the Bank is contemplated by the Plan of Dissolution and Stockholder Liquidity which was approved by the Company's stockholders on October 3, 2002. The Company currently anticipates completing the dissolution of the Bank during the fourth quarter of 2003.

     As discussed above, the Company adopted liquidation basis accounting effective September 30, 2002. Accordingly, the Company's consolidated financial statements for periods subsequent to September 30, 2002 have been prepared under the liquidation basis of accounting including the replacement of the Consolidated Statement of Operations and Comprehensive Income with the Consolidated Statement of Changes in Net Assets in Liquidation. The Company's consolidated financial statements presented for periods prior to September 30, 2002, (i.e., for the quarter ended June 30, 2002) are presented on a going concern basis of accounting. The Company is providing, herein, (1) Consolidated Statements of Net Assets (Liquidation Basis) as of June 30, 2003 and December 31, 2002, (2) Consolidated Statements of Changes in Net Assets in Liquidation (Liquidation Basis) for the three months ended June 30, 2003 and March 31, 2003 and the six months ended June 30, 2003 and (3) Consolidated Statements of Operations and Comprehensive Income (Loss) for the three- and six-month periods ended June 30, 2002 (Going Concern Basis).

     The Company will host a conference call at 2:00 p.m. PDT on July 23, 2003 to discuss its financial results. Analysts, media representatives and the public are invited to listen to this discussion by calling 1-888-793-6954 and referencing the password "BVC." An audio replay of this conference call will be available through Friday, August 22, 2003 and can be accessed by dialing 1-800-937-2127.

      Bay View Capital Corporation is a financial services company headquartered in San Mateo, California and is listed on the NYSE: BVC. For more information, visit our website at www.bayviewcapital.com.

                           FORWARD-LOOKING STATEMENTS

     All statements contained in this release that are not historic facts are based on current expectations. Such statements are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) in nature and involve a number of risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. For information regarding factors that could cause the results contemplated in forward-looking statements to differ from expectations, such as the inability to achieve the financial goals of our plan of dissolution and stockholder liquidity, including any financial goals related to both contemplated and consummated asset sales, including the expected (deferred) gain from the disposition of the auto business and the inability to use net operating loss carryforwards that the Company currently has, please refer to the Company's Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

                          BAY VIEW CAPITAL CORPORATION
            CONSOLIDATED STATEMENTS OF NET ASSETS (LIQUIDATION BASIS)
                                   (UNAUDITED)

                                                                          -------------        -----------------
                                                                          JUNE 30, 2003        DECEMBER 31, 2002
                                                                          -------------        -----------------
                                                                                (DOLLARS IN THOUSANDS)
ASSETS
Cash and cash equivalents:
Cash and due from depository institutions                                    $ 35,981               $ 71,611
Short-term investments                                                         46,640                151,684
                                                                             --------               --------
                                                                               82,621                223,295
Securities available-for-sale:
Investment securities                                                          31,491                 38,137
Mortgage-backed securities                                                     24,011                 32,516
Loans and leases held-for-sale                                                265,929                311,014
Investment in operating lease assets, net                                     117,716                191,005
Investment in stock of the Federal Home Loan Bank of San Francisco                499                 16,075
Investment in stock of the Federal Reserve Bank                                13,659                 13,659
Real estate owned, net                                                          8,518                  2,402
Premises and equipment, net                                                       477                  1,327
Repossessed vehicles                                                              225                    502
Income taxes, net                                                               6,500                     --
Other assets                                                                   41,212                 45,613
                                                                             --------               --------
Total assets                                                                 $592,858               $875,545
                                                                             ========               ========

LIABILITIES
Deposits:

Brokered certificates of deposit                                                   --                224,189
                                                                             --------               --------
                                                                                   --                224,189
Other borrowings                                                               47,546                 61,969
Income taxes, net                                                                  --                  8,646
Other liabilities                                                              30,183                 36,724
Reserve for estimated costs during the period of liquidation                   15,265                 43,953
                                                                             --------               --------
Total liabilities                                                              92,994                375,481
                                                                             --------               --------

Guaranteed Preferred Beneficial Interest in the Company's
   Junior Subordinated Debentures ("Capital Securities")                       90,000                 90,000
                                                                             --------               --------

Net assets in liquidation                                                    $409,864               $410,064
                                                                             ========               ========

                          BAY VIEW CAPITAL CORPORATION
         CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS IN LIQUIDATION
                              (LIQUIDATION BASIS)
                                   (UNAUDITED)

                                                                                                      FOR THE SIX MONTHS
                                                                  FOR THE THREE MONTHS ENDED                 ENDED
                                                            JUNE 30, 2003          MARCH 31, 2003       JUNE 30, 2003
                                                            -------------          --------------       -------------
                                                                            (DOLLARS IN THOUSANDS)
Net assets in liquidation at beginning of period              $ 410,964             $ 410,064             $ 410,064
Pre-tax income from operations                                      720                 1,415                 2,135
Changes in estimated values of assets and liabilities              (924)               (1,664)               (2,588)
Income tax benefit                                                  786                   802                 1,588
                                                              ---------             ---------             ---------
Change in net income from operations                                582                   553                 1,135
Dividends on Capital Securities                                  (2,251)               (2,251)               (4,502)
Other changes in net assets in liquidation (1)                      569                 2,598                 3,167
                                                              ---------             ---------             ---------
Net assets in liquidation at end of period                    $ 409,864             $ 410,964             $ 409,864
                                                              =========             =========             =========


(1)   Primarily represents proceeds from stock options and warrants exercised.

                          BAY VIEW CAPITAL CORPORATION
      CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                                   (UNAUDITED)


                                                                                                                   FOR THE SIX
                                                                                FOR THE THREE MONTHS ENDED        MONTHS ENDED
                                                                              -------------------------------    -------------
                                                                              JUNE 30, 2002    MARCH 31, 2002    JUNE 30, 2002
                                                                              -------------    --------------    -------------
                                                                                            GOING CONCERN BASIS
                                                                              -------------------------------------------------
                                                                               (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income:
Interest on loans and leases                                                    $ 45,563         $  46,471         $  92,034
Interest on mortgage-backed securities                                             3,014             3,551             6,565
Interest and dividends on investment securities                                    3,906             3,671             7,577
                                                                                --------         ---------         ---------
                                                                                  52,483            53,693           106,176
Interest expense:
Interest on deposits                                                              13,529            15,002            28,531
Interest on borrowings                                                             1,792             1,832             3,624
Interest on Subordinated Notes                                                     3,715             3,715             7,430
                                                                                --------         ---------         ---------
                                                                                  19,036            20,549            39,585
Net interest income                                                               33,447            33,144            66,591
Provision for losses on loans and leases                                           3,600             4,900             8,500
                                                                                --------         ---------         ---------
Net interest income after provision for losses on loans and leases                29,847            28,244            58,091
Noninterest income:
Leasing income                                                                    18,953            20,349            39,302
Loan fees and charges                                                              1,193             1,293             2,486
Loan servicing income                                                                208               205               413
Account fees                                                                       1,983             1,936             3,919
Sales commissions                                                                  1,944             1,840             3,784
Gain on sale of assets and liabilities, net                                          203               332               535
Other, net                                                                           916               227             1,143
                                                                                --------         ---------         ---------
                                                                                  25,400            26,182            51,582
Noninterest expense:
General and administrative                                                        30,536            30,792            61,328
Litigation settlement expense                                                     13,100                --            13,100
Leasing expenses                                                                  16,066            15,007            31,073
Real estate owned operations, net                                                    328               540               868
Provision for losses on real estate owned                                             --               204               204
Amortization of intangible assets                                                    331               331               662
                                                                                --------         ---------         ---------
                                                                                  60,361            46,874           107,235
Income (loss) from operations                                                     (5,114)            7,552             2,438
Income tax benefit                                                                (3,658)           (1,935)           (5,593)
Dividends on Capital Securities                                                    2,626             2,573             5,199
                                                                                --------         ---------         ---------
Income (loss) before cumulative effect of change in accounting principle          (4,082)            6,914             2,832
Cumulative effect of change in accounting principle, net of applicable
  taxes of $2.3 million                                                               --           (18,920)          (18,920)
                                                                                --------         ---------         ---------
Net loss                                                                        $ (4,082)        $ (12,006)        $ (16,088)
                                                                                ========         =========         =========

                          BAY VIEW CAPITAL CORPORATION
      CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                                   (UNAUDITED)

                                                                                                               FOR THE SIX
                                                                           FOR THE THREE MONTHS ENDED          MONTHS ENDED
                                                                          ------------------------------      -------------
                                                                          JUNE 30, 2002   MARCH 31, 2002      JUNE 30, 2002
                                                                          -------------   --------------      -------------
                                                                                          GOING CONCERN BASIS
                                                                          --------------------------------------------------
                                                                           (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Basic earnings per share before cumulative effect of change in
   accounting principle                                                    $    (0.07)      $     0.11         $     0.04
Cumulative effect of change in accounting principle, net                           --            (0.30)             (0.30)
                                                                           ----------       ----------         ----------
Net basic loss per share                                                   $    (0.07)      $    (0.19)        $    (0.26)
                                                                           ==========       ==========         ==========
Diluted earnings per share before cumulative effect of change in
   accounting principle                                                    $    (0.07)      $     0.11         $     0.04
Cumulative effect of change in accounting principle, net                           --            (0.30)             (0.30)
                                                                           ----------       ----------         ----------
Net diluted loss per share                                                 $    (0.07)      $    (0.19)        $    (0.26)
                                                                           ==========       ==========         ==========
Weighted-average basic shares outstanding                                      62,715           62,668             62,697
                                                                           ==========       ==========         ==========
Weighted-average diluted shares outstanding                                    62,715           63,124             63,216
                                                                           ==========       ==========         ==========
Net loss                                                                   $   (4,082)      $  (12,006)        $  (16,088)
Other comprehensive income (loss), net of tax:
  Change in unrealized gain on securities available-for-sale, net of tax expense (benefit) of $219 for the three months ended June 30,
  2002, ($209) for the three months ended March 31, 2002 and $4 for
  the six months ended June 30, 2002                                              302             (297)                 5
                                                                           ----------       ----------         ----------
Other comprehensive income (loss)                                                 302             (297)                 5
                                                                           ----------       ----------         ----------
Comprehensive loss                                                         $   (3,780)      $  (12,303)        $  (16,083)
                                                                           ==========       ==========         ==========

                          BAY VIEW CAPITAL CORPORATION
                             SELECTED FINANCIAL DATA
                                   (UNAUDITED)

                                                                 FOR THE THREE MONTHS ENDED            FOR THE SIX MONTHS ENDED
                                                       --------------------------------------------  ----------------------------
                                                       JUNE 30, 2003  MARCH 31, 2003  JUNE 30, 2002  JUNE 30, 2003  JUNE 30, 2002
                                                       -------------  --------------  -------------  -------------  -------------
                                                         LIQUIDATION   LIQUIDATION    GOING CONCERN  LIQUIDATION    GOING CONCERN
                                                           BASIS          BASIS          BASIS          BASIS          BASIS
                                                       -------------  --------------  -------------  -------------  -------------
                                                                                 (AMOUNTS IN THOUSANDS)
SELECTED CHANGES IN NET ASSETS IN
LIQUIDATION/RESULTS OF OPERATIONS INFORMATION:
Net interest income                                       $  6,034       $  5,544       $ 33,447       $ 11,579       $ 66,591
Provision for losses on loans and leases                        --             --         (3,600)            --         (8,500)
Leasing income                                              10,862         12,911         18,953         23,773         39,302
Other income, net                                            1,533          2,023          6,447          3,556         12,280
General and administrative expenses                         (9,542)        (9,460)       (30,536)       (19,002)       (61,328)
Litigation expense                                              --             --        (13,100)            --        (13,100)
Leasing expense                                             (7,958)        (9,454)       (16,066)       (17,412)       (31,073)
Other expense                                                 (209)          (149)          (659)          (359)        (1,734)
                                                          --------       --------       --------       --------       --------
Pre-tax income (loss) from operations                          720          1,415         (5,114)         2,135          2,438
Changes in estimated liquidation values of assets
  and liabilities                                             (924)        (1,664)            --         (2,588)            --
Income tax benefit                                             786            802          3,658          1,588          5,593
Dividends on Capital Securities                             (2,251)        (2,251)        (2,626)        (4,502)        (5,199)
Cumulative effect of change in accounting principle,
net of taxes of $2.3 million                                    --             --             --             --        (18,920)
Other changes in net assets in liquidation                     569          2,598             --          3,167             --
                                                          --------       --------       --------       --------       --------
Change in net assets in liquidation                       $ (1,100)      $    900             --       $   (200)            --
                                                          ========       ========       --------       ========       --------
Net loss                                                                                $ (4,082)                     $(16,088)
                                                                                        ========                      ========


                                                                      AT JUNE 30, 2003  AT MARCH 31, 2003  AT JUNE 30, 2002
                                                                      ----------------  -----------------  ----------------
                                                                           LIQUIDATION     LIQUIDATION      GOING CONCERN
                                                                              BASIS          BASIS             BASIS
                                                                      ----------------  -----------------  ----------------
                                                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
LOANS AND LEASES:
    Retail:
        Auto installment contracts (1)                                       $216,724       $157,701       $   502,016
        Single-family mortgage loans                                               --             --           174,776
        Other home equity loans and lines of credit                                --             --           149,254
        High loan-to-value home equity loans and lines of credit                   --             --            12,288
                                                                             --------       --------       -----------
    Total retail loans                                                        216,724        157,701           838,334
    Commercial:
        Multi-family mortgage loans                                                 9          1,417           847,136
        Commercial mortgage loans                                               2,675          3,061           230,857
        Franchise loans                                                        31,827         37,849           113,485
        Asset-based loans, syndicated loans, factored receivables and
            commercial leases                                                   8,829         24,261           223,239
        Business loans                                                          5,865          7,206            85,249
                                                                             --------       --------       -----------
    Total commercial loans and leases                                          49,205         73,794         1,499,966
Premiums and discounts and deferred fees and costs, net                            --             --            17,990
                                                                             --------       --------       -----------
Gross loans and leases                                                        265,929        231,495         2,356,290
Allowance for loan and lease losses                                                --             --           (38,945)
                                                                             --------       --------       -----------
Loans and leases receivable (2) (3)                                          $265,929       $231,495       $ 2,317,345
                                                                             ========       ========       ===========

CREDIT QUALITY:

   Nonperforming assets - total (4)                                          $ 19,822       $ 22,008       $    60,373
   Nonperforming assets - franchise                                          $ 15,901       $ 17,451       $    35,323
   Nonperforming assets as a percentage of consolidated assets
                                                                                 3.34%          3.70%             1.61%

   Loans and leases delinquent 60 days or more                               $  2,828       $  8,282       $    60,136
   Loans and leases delinquent 60 days or more - franchise                   $  1,853       $  6,825       $    33,512
   Loans and leases delinquent 60 days or more as a percentage of loans
      and leases                                                                 1.06%          3.58%             2.55%

                          BAY VIEW CAPITAL CORPORATION
                       SELECTED FINANCIAL DATA (CONTINUED)
                                   (UNAUDITED)


                                                                  AT JUNE 30, 2003      AT MARCH 31, 2003       AT JUNE 30, 2002
                                                                  ----------------      -----------------       ----------------
                                                                    LIQUIDATION            LIQUIDATION           GOING CONCERN
                                                                       BASIS                  BASIS                  BASIS
                                                                  ----------------      -----------------       ----------------
                                                                        (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
PER SHARE DATA:
    Book value per share                                                N/A                    N/A                 $ 5.46
    Tangible book value per share                                       N/A                    N/A                 $ 3.60
    Net assets in liquidation per diluted share outstanding          $ 6.37                $  6.41                    N/A
OTHER DATA:
   Full-time equivalent employees                                       197                    236                    819

(1) Excludes auto-related operating lease assets reported separately from loans and leases totaling $117.7 million, $154.0 million, and $266.7 million at June 30, 2003, March 31, 2003 and June 30, 2002, respectively.

(2) All loans and leases are classified as held-for-sale at June 30, 2003 and March 31, 2003. Total loans and leases at June 30, 2002 include franchise loans classified as held-for-sale totaling $30.5 million.

(3) Includes mark-to-market valuation reserves of $16.6 million, $24.1 million and $11.2 million at June 30, 2003, March 31, 2003 and June 30, 2002, respectively.

(4) Nonperforming assets include mark-to-market valuation reserves of $7.4 million, $9.9 million and $3.5 million at June 30, 2003, March 31, 2003 and June 30, 2002, respectively.

                         BAY VIEW ACCEPTANCE CORPORATION

                                                                 AT JUNE 30, 2003     AT MARCH 31, 2003   AT DECEMBER 31, 2002
                                                                 ----------------     -----------------   --------------------
                                                                                    (AMOUNTS IN THOUSANDS)
SELECTED STATEMENT OF NET ASSETS (LIQUIDATION BASIS)
 INFORMATION:
  Cash and cash equivalents                                            $ 43,099            $    131            $  1,366
  Retained interest in auto loan securitization                          23,836              24,671              23,946
  Installment contracts                                                 216,723             157,701             142,357
  Other assets                                                            3,489               3,494               4,187
                                                                       --------            --------            --------
    Total assets                                                       $287,147            $185,997            $171,856
                                                                       ========            ========            ========
  Advances from parent                                                 $205,835            $119,122            $103,541
  Warehouse line                                                         13,137                  --                  --
  Other liabilities                                                       9,009               7,975              10,106
                                                                       --------            --------            --------
    Total liabilities                                                   227,981             127,097             113,647
                                                                       --------            --------            --------
  Net assets in liquidation                                            $ 59,166            $ 58,900            $ 58,209
                                                                       ========            ========            ========


                                                                                                             FOR THE SIX
                                                                        FOR THE THREE MONTHS ENDED           MONTHS ENDED
                                                                        --------------------------           ------------
                                                                     JUNE 30, 2003      MARCH 31, 2003      JUNE 30, 2003
                                                                     -------------      --------------      -------------
                                                                                    (AMOUNTS IN THOUSANDS)
SELECTED CHANGES IN NET ASSETS IN LIQUIDATION INFORMATION:
Net interest income                                                    $  3,174            $  2,858            $   6,032
Other income, net                                                         1,086               1,267                2,353
General and administrative expenses                                      (3,754)             (2,847)              (6,601)
                                                                       --------            --------            ---------
Pre-tax income from operations                                              506               1,278                1,784
Changes in estimated liquidation values of assets and liabilities           (47)                (93)                (140)
Income tax expense                                                         (193)               (494)                (687)
                                                                       --------            --------            ---------
Changes in net assets in liquidation                                   $    266            $    691            $     957
                                                                       ========            ========            =========

SELECTED PRODUCTION INFORMATION:
Installment contracts purchased                                        $ 73,594            $ 71,635            $ 145,229
Weighted average contract rate                                             8.50%               8.70%                8.60%
Average FICO credit score                                                   730                 728                  729

                                             AT JUNE 30, 2003   AT MARCH 31, 2003   AT DECEMBER 31, 2002
                                             ----------------   -----------------   --------------------
                                                             (AMOUNTS IN THOUSANDS)
MANAGED ASSETS:
Total managed contracts                           $590,417          $601,682          $646,856
Total number of contracts                           33,700            35,200            37,800
Contracts delinquent 30 days or more as a
  percentage of managed assets                        0.39%             0.45%             0.49%
OTHER DATA:
Full-time equivalent employees                         141               136               135


                                                                                                                       FOR THE SIX
                                                                             FOR THE THREE MONTHS ENDED                MONTHS ENDED
                                                                             --------------------------                ------------
                                                                        JUNE 30, 2003          MARCH 31, 2003         JUNE 30, 2003
                                                                        -------------          --------------         -------------
Net chargeoffs on managed assets for period                                $ 1,787                $ 1,984                 $ 3,771
Net chargeoffs as a percentage of average managed assets
(annualized)                                                                  1.20%                  1.28%                   1.24%


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